UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION


                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 2008

                              TECHS LOANSTAR, INC.

             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)

                                   333-143630
                            (Commission File Number)

                                   20-4682058
                        (IRS Employer Identification No.)

                             112 NORTH CURRY STREET
                            CASON CITY, NEVADA 89703
               (Address of principal executive offices)(Zip Code)

                                 (775) 284-3770
               Registrant's telephone number, including area code



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The Board of Directors of Techs Loanstar, Inc., a Nevada corporation ("Techs Loanstar"), approved an amendment to Techs Loanstar's Articles of Incorporation increasing the number of authorized shares of common stock from 75,000,000 to 300,000,000 and concurrently effecting a four-for-one (4:1) forward split of Techs Loanstar's issued and outstanding shares of common stock. Approval of Techs Loanstar's stockholders was not required to be obtained, as authorized by NRS Section 78.207, et seq. The forward split was effective as of the opening of business on April 24, 2008. As a result of the forward stock split, each share of Techs Loanstar's common stock issued and outstanding on such date was split into 4 shares of the Registrant's common stock.

A copy of the Certificate of Change, effecting an amendment to Techs Loanstar's Articles of Incorporation is filed herewith as Exhibit 3.1.

ITEM 5.03  AMENDMENT TO ARTICLES OF  INCORPORATION  OR BYLAWS;  CHANGE IN FISCAL
YEAR

Effective April 24, 2007, Techs Loanstar filed, with the Secretary of State of the State of Nevada, a Certificate of Change, effecting amendment to its Articles of Incorporation increasing the number of authorized shares of Common Stock from 75,000,000 to 300,000,000 and concurrently effecting a four-for-one (4:1) forward split of Techs Loanstar's shares of common stock issued and outstanding on such date. A description of the forward split is contained in
Item 3.03 of this Current Report on Form 8-K which description is incorporated herein by this reference.

ITEM 8.01 OTHER EVENTS

Techs Loanstar's new ticker symbol for its shares of common stock quoted on the Over-the-Counter Bulletin Board, in connection with the for the forward split, is "TCLN," and the Nasdaq Stock Market, Inc. did not deem the forward split effective until the opening of business on April 29, 2008.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

The following exhibit is filed as part of this report:

3.1.2  Certificate of Change

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Techs Loanstar, Inc.
                                  (Registrant)


Date:  May 1, 2007                By: /s/   GARY PIZZACALLA
                                     ______________________
                                     Name:  Gary Pizzacalla
                                     Title: President



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